                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                                  JULY 26, 2005
                                (Date of Report)




                             CNA SURETY CORPORATION
             (Exact name of Registrant as specified in its charter)




                                     1-13277
                              (Commission File No.)



                       DELAWARE                                 36-4144905
                   (State or other                            (IRS Employer
                     jurisdiction)                          Identification No.)

            CNA CENTER, CHICAGO, ILLINOIS                          60685
      (Address of principal executive offices)                   (Zip code)


                                 (312) 822-5000
               (Registrant's telephone number, include area code)


                  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)
         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)
         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
             Exchange Act (17 CFR 240.14d-2(b))
         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.       OTHER EVENTS

                 See Exhibit 99 to this Form 8-K

ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS

                 (c)     Exhibits

                         Exhibit 99 - CNA Surety Corporation Press Release issued on July 26, 2005.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                           CNA SURETY CORPORATION
                                           (Registrant)



                                     By:   /s/  John F. Corcoran
                                           -------------------------------------
                                           John F. Corcoran
                                           Senior Vice President and Chief
                                           Financial Officer









Dated: July 26, 2005

                                  EXHIBIT INDEX

Exhibit No.
-----------

    99.       CNA Surety Corporation Press Release issued on July 26, 2005.